Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 3

TO

REGISTRATION RIGHTS AGREEMENT

December 16, 2019

Reference is hereby made to that certain Registration Rights Agreement, dated as of July 10, 2019 (as amended from time to time prior to the date hereof, the “Registration Rights Agreement”), by and among Franchise Group, Inc. (f/k/a Liberty Tax, Inc.), a Delaware corporation (the “Company”), and the parties listed on Schedule 1 thereto (the “Investors”).

WHEREAS, the Company and the Vintage Group Members desire to amend the Registration Rights Agreement pursuant to this Amendment No. 3 (this “Amendment”) in accordance with Section 3.12 thereof; and

WHEREAS, capitalized terms used herein but not defined shall have the meaning set forth in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment.

(a) The definition of “Registrable Shares” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Registrable Shares” means, at any time, (i) the shares of Common Stock that were purchased by Tributum, L.P., pursuant to the Vintage Subscription Agreements and that are beneficially owned by Tributum, L.P. (or another Vintage Group Member as a result of a Transfer of such shares by Tributum, L.P., to such other Vintage Group Member), (ii) the shares of Common Stock that are purchased by any Vintage Group Member pursuant to any subscription agreement, equity commitment or similar agreement between such Vintage Group Member and the Company, (iii) the shares of Common Stock issued or issuable by the Company upon a redemption of New Holdco Units and shares of Voting Non-Economic Preferred Stock by New Holdco and the Company, respectively, pursuant to the A&R New Holdco LLC Agreement and the Certificate of Designation, (iv) any shares of Common Stock that were purchased by the Investors with the proceeds from the Debt Financing or any amounts distributed thereto by New Holdco in connection with the tender offer contemplated by the Business Combination Agreement, (v) any shares of Common Stock issued to any Co-Investor and (vi) any shares of capital stock or other equity securities issued in exchange for or in substitution of a dividend or distribution on any shares of Common Stock referred to in the immediately preceding clauses (i), (ii), (iii), (iv) and (v), but excluding any such shares of Common Stock (including shares of Common Stock issuable upon a redemption of New Holdco Units and shares of Voting Non-Economic Preferred Stock) that have, after the date hereof, been Transferred pursuant to (a) a registration statement or valid registration exemption under, and in compliance with the requirements of, the Securities Act such that such shares are freely tradeable or (b) Rule 144 under, and in compliance with the requirements of, the Securities Act.

(b) A new definition of “Acquisition Financing” is hereby added to Section 1.1. of the Registration Rights Agreement as follows:

“Acquisition Financing” means any subscription for shares of Common Stock by any Person in exchange for a cash purchase price paid by such Person to the Company or its designee in connection with, or to fund, the acquisition of another Person or business by the Company or any subsidiary thereof, whether by purchase of stock, merger, consolidation, purchase of all or substantially all of the assets of such Person or otherwise or other transactions related to such acquisition as contemplated by the definitive agreements and documents with respect to such acquisition (provided, that such acquisition has been approved by the Board of Directors of the Company).

(c) A new definition of “Co-Investors” is hereby added to Section 1.1 of the Registration Rights Agreement as follows:

“Co-Investors” means any Person who acquires shares of Common Stock in connection with an Acquisition Financing and is set forth on Schedule 1(C).

(d) The first sentence of Section 2.1 of the Registration Rights Agreement is hereby amended by replacing the phrase “December 20, 2019” with “January 31, 2020.”

(e) Section 3.1 of the Registration Rights Agreement is hereby amended to add at the end of such section:

If to a Co-Investor, to the address set forth next to the name of such Co-Investor on Schedule 1(C).

(f) Schedule 1(A) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

A. Vintage Group

Name and Address	Shares of Common Stock
Tributum, L.P. c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,270,833.33

Vintage Tributum, L.P. c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,075,151.00

Stefac LP c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,803,333.33

B. Riley FBR, Inc. 21255 Burbank Boulevard, Suite 400 Woodland Hills, CA 91367 Email: pmandarino@brileyfbr.com Attention: Perry Mandarino	1,000,000.00

Brian Kahn and Lauren Kahn, as tenants by the entirety 9935 Lake Louise Drive Windermere, FL 34786	1,000,000.00

(g) A new Schedule 1(C) of the Registration Rights Agreement is hereby added as follows:

C. Co-Investors

Name and Address	Shares of Common Stock

Nantahala Capital Partners II Limited Partnership 130 Main Street, 2nd Floor New Canaan, CT 06840 Email: paul@nantahalapartners.com Attention: Paul Rehm	191,799

NCP QR LP 130 Main Street, 2nd Floor New Canaan, CT 06840 Email: paul@nantahalapartners.com Attention: Paul Rehm	147,927

Nantahala Capital Partners, SI LP 130 Main Street, 2nd Floor New Canaan, CT 06840 Email: paul@nantahalapartners.com Attention: Paul Rehm	279,458

Nantahala Capital Partners Limited Partnership 130 Main Street, 2nd Floor New Canaan, CT 06840 Email: paul@nantahalapartners.com Attention: Paul Rehm	14,262

Blackwell Partners LLC – Series A 280 South Mangum Street, Suite 210 Durham, NC 27701 Copy to: c/o Nantahala Capital Management LLC 130 Main Street, 2nd Floor New Canaan, CT 06840 Email: paul@nantahalapartners.com Attention: Paul Rehm	92,287

Silver Creek CS SAV, L.L.C. 1301 5th Avenue, 40th Floor Seattle, WA 98101 Copy to: c/o Nantahala Capital Management LLC 130 Main Street, 2nd Floor New Canaan, CT 06840 Email: paul@nantahalapartners.com Attention: Paul Rehm	28,950

Weintraub Capital Management, L.P. 3527 Mt. Diablo Boulevard #322 Lafayette, CA 94549 Email: JWeintraub@wcapital.com Attention: Jerald Weintraub	50,000

Saker Partners LP 444 N. Well St., Ste. 504 Chicago, IL 60654 Attention: Andrew Greenberg Email: greenberg@sakermgmt.com	30,000

Rangeley Capital Partners Special Opportunities Fund, L.P. Rangeley Capital 3 Forest Street New Canaan, CT 06840 Email ccdemuth@rangeleycapital.com Attn: Christopher DeMuth	21,811

Rangeley Capital Partners, L.P. Rangeley Capital 3 Forest Street New Canaan, CT 06840 Email ccdemuth@rangeleycapital.com Attn: Christopher DeMuth	62,863

Rangeley Capital Partners II, L.P. Rangeley Capital 3 Forest Street New Canaan, CT 06840 Email ccdemuth@rangeleycapital.com Attn: Christopher DeMuth	43,619

Andrew Kaminsky 4 Edgewood Drive Rye Brook, NY 10573 Email akaminsky@franchisegrp.com	10,000

Great American Life Insurance Company c/o American Money Management Corporation 301 E. Fourth St. Cincinnati, OH 45202 Email: jfronduti@amfin.com Attention: John Fronduti	94,333

Great American Insurance Company c/o American Money Management Corporation 301 E. Fourth St. Cincinnati, OH 45202 Email: jfronduti@amfin.com Attention: John Fronduti	94,333

Denman Street LLC 4705 Burley Hills Drive Cincinnati, OH 45243 Email: jberding@amfin.com Attention: John Berding	60,373

John B. Berding 4705 Burley Hills Drive Cincinnati, OH 45243 Email: jberding@amfin.com Attention: John B. Berding	52,826

John B. Berding Irrevocable Family Trust 4705 Burley Hills Drive Cincinnati, OH 45243 Email: jberding@amfin.com Attention: John B. Berding	75,469

Joseph Haverkamp c/o American Money Management Corporation 301 E. Fourth St. Cincinnati, OH 45202 Email: jfronduti@amfin.com Attention: John Fronduti	1,887

Matthew Avril 216 Ocean Way Vero Beach, FL 32963 Email: mea1960fla@gmail.com	75,469

Michael Piper 105 42nd Street Virginia Beach, VA 23451 Email: msp@libtax.com	37,735

Eric Seeton 325 Prospect Street Shrewsbury, MA 01545 Phone: 508-630-4426 Email: eric.seeton@gmail.com	11,320

William and Susan Laurence 11 Southfield Court Meedham, MA 02462 Email: alaurence@vintvap.com	15,095

2. Third Party Beneficiaries. Each Co-Investor is an express third party beneficiary of this Amendment No. 3 and the Registration Rights Agreement (including with respect to all rights of the Investors under the Registration Rights Agreement).

3. Miscellaneous; No Other Waivers or Amendments. As amended by this Amendment, the provisions of Article I (Definitions) and Sections 3.1 (Notices), 3.2 (Waiver), 3.3 (Counterparts), 3.4 (Applicable Law), 3.5 (Waiver of Jury Trial), 3.6 (Severability), 3.8 (Delivery by Electronic Transmission), 3.11 (Descriptive Headings; Interpretation) and 3.12 (Amendments) of the Registration Rights Agreement shall apply to this Amendment mutatis mutandis. Except as specifically amended hereby, the Registration Rights Agreement shall continue in full force and effect as written. References to the Registration Rights Agreement in other documents and agreements (including, for the avoidance of doubt, the Registration Rights Agreement) will be deemed to be references to the Registration Rights Agreement, as amended by this Amendment, regardless of whether such documents and agreements refer to any amendments to the Registration Rights Agreement.

4. Entire Agreement. This Amendment, together with the Registration Rights Agreement and all other documents and agreements referenced herein or therein, represents the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto or thereto, or between any of them, with respect to the subject matter hereof and thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, all as of the date first above written.

FRANCHISE GROUP, INC.

By:	/s/ Eric F. Seeton
Name: Eric F. Seeton
Title: Chief Financial Officer

VINTAGE GROUP:

TRIBUTUM, L.P.

By: Vintage Vista GP, LLC, its general partner

By:	/s/ Brian R. Kahn_
Name: Brian R. Kahn
Title: Authorized Signatory

SAMJOR FAMILY LP

By: Samjor Inc., its general partner

By:	/s/ Brian R. Kahn
Name: Brian R. Kahn
Title: Authorized Signatory

VINTAGE RTO, L.P.

By: Vintage RTO GP LLC, its general partner

By:	/s/ Brian R. Kahn
Name: Brian R. Kahn
Title: Authorized Signatory

[Signature page to Amendment No. 3 to Registration Rights Agreement]

VINTAGE CAPITAL MANAGEMENT, LLC

By:	/s/ Brian R. Kahn
Name: Brian R. Kahn
Title: Authorized Signatory

VINTAGE TRIBUTUM, LP

By: Vintage Capital Management, LLC, its general partner

By:	/s/ Brian R. Kahn
Name: Brian R. Kahn
Title: Authorized Signatory

STEFAC LP

By: FCF GP LLC, its general partner

By:	/s/ Brian R. Kahn
Name: Brian R. Kahn
Title: Manager

/s/ Brian R. Kahn
Brian R. Kahn

/s/ Lauren Kahn
Lauren Kahn

[Signature page to Amendment No. 3 to Registration Rights Agreement]

B. RILEY FBR, INC.

By:	/s/ Bryant Riley
Name: Bryant Riley
Title: Executive Officer

[Signature page to Amendment No. 3 to Registration Rights Agreement]